TRANSFER AGENCY AND SERVICE AGREEMENT

SCHEDULE A

List of Wells Fargo Advantage Funds

Wells Fargo Funds Trust

100% Treasury Money Market Fund

Absolute Return Fund

Adjustable Rate Government Fund

Alternative Strategies Fund

Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

Capital Growth Fund

Cash Investment Money Market Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Income Fund

Core Bond Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Dow Jones Target Today Fund1

Dow Jones Target 2010 Fund1

Dow Jones Target 2015 Fund1

Dow Jones Target 2020 Fund1

Dow Jones Target 2025 Fund1

Dow Jones Target 2030 Fund1

Dow Jones Target 2035 Fund1

Dow Jones Target 2040 Fund1

Dow Jones Target 2045 Fund1

Dow Jones Target 2050 Fund1

Dow Jones Target 2055 Fund1

Dow Jones Target 2060 Fund1

Dynamic Target Today Fund

Dynamic Target 2015 Fund

Dynamic Target 2020 Fund

Dynamic Target 2025 Fund

Dynamic Target 2030 Fund

Dynamic Target 2035 Fund

Dynamic Target 2040 Fund

Dynamic Target 2045 Fund

Dynamic Target 2050 Fund

Dynamic Target 2055 Fund

Dynamic Target 2060 Fund

Emerging Growth Fund

Emerging Markets Bond Fund2

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Endeavor Select Fund

Enterprise Fund

Factor Enhanced Emerging Markets Fund3

Factor Enhanced International Fund4

Factor Enhanced Large Cap Fund5

Factor Enhanced Small Cap Fund6

Global Long/Short Fund

Global Small Cap Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Heritage Money Market Fund

High Yield Bond Fund

High Yield Corporate Bond Fund7

High Yield Municipal Bond Fund

Index Asset Allocation Fund

Index Fund

Intermediate Tax/AMT-Free Fund

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund

Managed Account CoreBuilder Shares Series M

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Municipal Bond Fund

Municipal Cash Management Money Market Fund

National Tax-Free Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Real Return Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Core Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Strategic Municipal Bond Fund

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

Utility & Telecommunications Fund

U.S. Core Bond Fund8

WealthBuilder Conservative Allocation Fund

WealthBuilder Equity Fund

WealthBuilder Growth Allocation Fund

WealthBuilder Growth Balanced Fund

WealthBuilder Moderate Balanced Fund

Wisconsin Tax-Free Fund

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund

VT Total Return Bond Fund

Schedule A amended:  May 17, 2017

            The foregoing schedule is agreed to as of May 17, 2017 and shall remain in effect until changed in writing by the parties.

                                                                          Each of the Trusts on Schedule A

                                                                          BY: __________________________________

                                                                                  Jeremy DePalma

                                                                                  Treasurer

ATTEST:

________________________________

BOSTON FINANCIAL DATA SERVICES, INC.

BY: _________________________________

ATTEST:

_______________________________

1. On April 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the removal of “Dow Jones” from the name of each Target Date Fund, effective on or about July 14, 2017.

2. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Bond Fund, effective in August 2017.

3. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Emerging Markets Fund, effective in August 2017.

4. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced International Fund, effective in August 2017.

5. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Large Cap Fund, effective in August 2017.

6. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Small Cap Fund, effective in August 2017.

7. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the High Yield Corporate Bond Fund, effective in August 2017.

8. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the U.S. Core Bond Fund, effective in August 2017.